Exhibit 99.2

CAUSE NO. 2004-04-4841

DANIEL M. JOHNSON,	§	IN THE DISTRICT COURT
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Plaintiff,	§
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v.	§
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TERRY SHAVER, FRANK CINATL, IV,	§	DALLAS COUNTY, TEXAS
GARY L. COX, DONALD N. BLACK,	§
ERIC A. YOUNG, and A. DAVID COOK,	§
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Defendants,	§
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and	§
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ABATIX CORP.,	§
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Nominal Defendant.	§	162ND JUDICIAL DISTRICT

ORDER REGARDING PROPOSED DERIVATIVE ACTION
SETTLEMENT, SETTLEMENT HEARING AND NOTICE THEREOF

          The parties having made application, pursuant to Article 5.14(I) of the Texas Business Corporation Act (the “TBCA”), for an Order approving the settlement of the above-captioned shareholder derivative action (the “Derivative Action”) in accordance with a Stipulation of Compromise and Settlement dated as of May 9, 2005 (the “Stipulation”) which, together with the exhibits annexed thereto, sets forth the terms and conditions for a proposed settlement of this Action and for the dismissal of this Action with prejudice (the “Settlement”); and the Court having read and considered the Stipulation and the exhibits annexed thereto; and all parties having consented to the entry of this Order;

          IT IS HEREBY ORDERED that:

          1.          A hearing (the “Hearing”) shall be held before the Court on Aug 11, 2005, at 7:30 o’clock a.m in Courtroom 162nd of the Courthouse, 600 Commerce Street, Dallas, Texas 75202, for the purpose of (i) determining whether the proposed Settlement of the

Action on the terms and conditions provided for in the Stipulation is fair, reasonable and in the best interest of nominal defendant Abatix Corp. (“Abatix”) and its shareholders and should be approved by the Court, and whether an order and final judgment substantially in the form annexed as Exhibit D to the Stipulation should be entered herein, (ii) approving of the agreement for the awarding of attorneys’ fees and expenses, and (iii) considering such other matters as may be necessary or proper in the circumstances. The Court may adjourn the Hearing without further notice to Abatix shareholders.

          2.          The Court approves, as to form and content, the Joint Notice of Pendency of Class Action and Derivative Action, Proposed Settlement, Motion for Attorneys’ Fees, and Settlement Review Hearings (the “Notice”) annexed as Exhibit B to the Stipulation and Joint Summary Notice of Pendency of Class Action and Derivative Action of Proposed Settlement and Settlement Hearings (“Joint Summary Notice”) annexed hereto as Exhibit C, and finds that the mailing and distribution of the Notice and publication in the The Wall Street Journal of the Joint Summary Notice substantially in the manner and form set forth in paragraph 3 of this Order meet the requirements of Article 5.14(I) of the TBCA, due process and the rules of this Court, and is the best notice practicable under the circumstances and shall constitute due and sufficient notice for all purposes to all persons entitled thereto.

          3.          Plaintiff’s counsel are hereby authorized and empowered, subject to the Court order, to supervise and administer the notice procedures as more fully described below:

                       (a)          Not later than fourteen (14) days following the entry of this Order, Plaintiff’s counsel shall cause a copy of the Notice, substantially in the form annexed as Exhibit B to the Stipulation, to be mailed by first class mail to all persons appearing on the transfer records of Abatix as shareholders as of the date of the Stipulation (the “Record Date”) at their addresses listed on such transfer records. Not later than fourteen (14) days, following the mailing of the Notices, Plaintiff’s counsel shall release a copy of the Summary Notice, substantially in the form annexed as Exhibit C to the Stipulation, to be published once in The Wall Street Journal.

                       (b)          Plaintiff’s counsel or its designee shall use its best reasonable efforts to obtain from all banks, brokerage firms or other nominees (the “Nominees”) shown by the transfer records of Abatix to have held Abatix common stock as of the date of the Stipulation the names and addresses of their customers for whom they held such shares as nominee, and to cause a copy of the Notice to be mailed by first class mail to each such persona at the address provided promptly after receipt of the name and address of each such person.

                       (c)          At or prior to the Hearing provided for in paragraph 1 of this Order, Plaintiff’s counsel shall file with the Court proof, by affidavit, of such mailings.

          4.          Any shareholder of Abatix may appear at the Hearing and show cause why the proposed Settlement should not be approved as fair, reasonable and in the best interest of Abatix and its shareholders or why a final judgment should not be entered thereon; provided, however, that no shareholder or any other person shall be heard or entitled to object to the approval of the term and conditions of the proposed Settlement or, if approved, the judgment to be entered thereon approving same, unless on or before July 14, 2005, such person shall file with the Dallas County District Clerk, George L. Allen, Sr. Courts Bldg., 600 Commerce Street, Dallas, Texas 75202, and, on or before such filing, serve a notice of such person’s intention to appear by hand or by first class mail, postage pre-paid, upon Plaintiff’s counsel, Federman & Sherwood, 120 N. Robinson Ave, Suite 2720, Oklahoma City, Oklahoma 73102, Attn: William Federman, Esq. and counsel for the Individual Defendants, Fulbright & Jaworski L.L.P., 1301

McKinney, Suite 5100, Houston, Texas 77010, Attn: Gerard G. Pecht. The notice shall: (1) contain a notarized statement of (a) such person’s legal address, (b) that such person is a current Abatix shareholder, and (c) the date(s) such person acquired his, her or its Abatix shares; (2) contain a detailed statement of such person’s specific position with respect to the matters to be heard at the Fairness Hearing and the grounds therefor and (3) include copies of any papers such person intends the Court to consider. Any Abatix shareholder who fails to object in the above-prescribed manner shall be deemed to have waived his or her objection and shall be barred from raising such objection in this or any other action or proceeding.

          5.          Upon entry of a judgment approving the Stipulation and the Settlement embodied therein, Plaintiff individually and derivatively on behalf of Abatix and all of its shareholders shall conclusively be deemed to have withdrawn, relinquished and released, and shall be barred from asserting against any of the Defendants, or any other present or former officers, directors, employees, agents, attorneys, insurers, stockholders, financial advisors, accountants, commercial bank lenders, investment bankers, representatives, affiliates, associates, parents, subsidiaries, general and limited partners and partnerships, heirs, executors, administrators, successors and assignees of Abatix and/or the Individual Defendants (collectively, the “Released Parties”), in any action or proceeding, any and all claims, rights or causes of action or liabilities whatsoever, whether asserted individually, derivatively or in a representative capacity, whether known or unknown or suspected to exist, and whether based on federal, state, or local statutory or common law or any other law, rule or regulation, that have been or could have been asserted in Plaintiff’s Petition or any amendment thereof or by any other holder of Abatix stock against any of the Released Parties which arise out of or relate in any way to the allegations, transactions, acts, facts, matters or occurrences, representations or omissions involved, set forth, referred to in the

Petition or any amendment thereof, including but not limited to claims for breach of fiduciary duty, breach of Abatix’s policies or procedures, waste, mismanagement, violations of law, money damages or other relief, but excluding only (i) those claims arising out of the purchase of Abatix common stock that are the subject of the Class Action, and (ii) any claim to enforce the terms of the Stipulation.

          6.          All discovery and other pretrial proceedings in the Derivative Action are hereby stayed and suspended until further order of this Court.   Pending the final determination of the fairness, reasonableness and adequacy of the proposed Settlement, no shareholder of Abatix may either directly, representatively, or in any other capacity, prosecute, institute or commence, on behalf of Abatix or any shareholders thereof, any claim which has been or could have been asserted in this Derivative Action or any other claim arising out of or in any way related to any of the acts, facts, transactions, occurrences, representations or omissions or other subject matter set forth, alleged, embraced or otherwise referred to in the Petition or any of the other pleadings or papers filed herein.

          7.           In the event the proposed Settlement as provided for in the Stipulation is not approved by the Court, or for any reason the parties fail to obtain a final judgment substantially in the form annexed as Exhibit D to the Stipulation, then, in either of such events, the Stipulation shall become null and void and of no further force or effect, and shall not be used or referred to for any purpose whatsoever.  In such event, the Stipulation and all negotiations and proceedings relating thereto shall be withdrawn without prejudice as to the rights of any and all parties thereto, who, in accordance with the provisions of paragraph 8 of the Stipulation, shall be restored to their respective positions existing as of the date of the Stipulation.

          8.          The cost of printing and mailing of notice of settlement of this Derivative Action and publishing a summary notice of the Settlement once in The Wall Street Journal shall be included with the costs of printing, mailing and publishing the notices in the Class Action (as defined in the Stipulation). Abatix and the Individual Defendants will have no obligation to pay the cost of printing, mailing or publishing of notice of settlement of this Derivative Action to shareholders of Abatix.  Lead Counsel in the Class Action have agreed that counsel for Plaintiff in the Derivative Action on the Effective Date will receive 30% of any attorneys’ fees awarded in the Class Action and counsel for the Plaintiff in the Derivative Action agrees that such share will be the sole recovery of any fees or expenses to which they are entitled.  Under no circumstances shall Abatix or the Individual Defendants have any obligations to pay the fees or expenses of Plaintiff’s counsel in the Derivative Action.

          9.          The Court reserves the right to approve the Stipulation with such modifications as may be agreed to by counsel to the parties to the Stipulation and without further notice to Abatix shareholders, and retains jurisdiction to consider all further applications arising out of a connected with the proposed Settlement.  The Court may also adjourn the Hearing provided for herein, or any adjournment thereof, without further notice other than to counsel for the parties.

          10.        All capitalized terms used herein shall have the meanings provided in the Stipulation.

          So Ordered.

                       Signed this 16th day of May, 2005.

Signature Removed For Security Purposes

DISTRICT JUDGE

CONSENTED TO:

FEDERMAN & SHERWOOD

William B. Federman
State Bar No. 00794935
120 N. Robinson Ave., Suite 2720
Oklahoma City, Oklahoma 73102
Telephone: (405) 235-1560
Telecopier: (405) 239-2112,
and
2926 Maple Avenue, Suite 200
Dallas, Texas 75201

COUNSEL FOR THE PLAINTIFF

Fulbright & Jaworski L.L.P.

Gerard G. Pecht
State Bar No. 15701800
1301 McKinney, Suite 5100
Houston, Texas 77010-3095
Telephone: (713) 651-5151
Telecopier: (713) 651-5246

COUNSEL FOR THE DEFENDANTS